Exhibit 23.1




                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


Amerihost Properties, Inc.
Des Plaines, Illinois

We hereby consent to the incorporation by reference in the Company's previously filed Registration Statement (file no. 33-72742) of our report dated February 29, 1996 relating to the consolidated financial statements of Amerihost Properties, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.



                                                  BDO Seidman, LLP




Chicago, Illinois
March 18, 1996